FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

NOTE 26 – FINANCIAL RISK MANAGEMENT

Financial risk factors

Telecom and its subsidiaries are exposed to the following financial risks in the ordinary course of its business operations:

●	Market risk: stemming from change in exchange rates, market prices and interest rates in connection with financial assets that have been originated and financial liabilities that have been assumed;
●	Credit risk: representing the risk of the non-fulfillment of the obligations undertaken by the counterpart regarding the operations of Telecom;
●	Liquidity risk: connected with the need to meet short-term financial commitments.

These financial risks are managed by:

●	The definition of guidelines for directing operations;
●	The activity of the Board of Directors and Management which monitors the level of exposure to mentioned risks consistently with prefixed general objectives;
●	The identification of the most suitable financial instruments, to reach prefixed objectives;
●	The monitoring of the results achieved.

This sensitivity analysis provides only a limited point of view of the sensitivity to market risk of certain financial instruments. The actual impact of changes in financial instruments may differ significantly from this estimate.

The policies to manage and the sensitivity analyses of the above financial risks by Telecom are described below.

Market risk

Foreign exchange risk

One of the main Telecom’s market risks is its exposure to changes in foreign currency exchange rates in the markets in which it operates.

Foreign currency risk is the risk that the future fair values or cash flows of a financial instrument may fluctuate due to exchange rate changes.

Telecom has great part of its commercial and financial debt denominated in US$ and other currencies, unlike the Company’s sales revenue, which is mainly generated in Argentine pesos. Additionally, Telecom and its subsidiaries hold cash and cash equivalents, largely denominated in foreign currencies, which contributes to reducing the exposure of commercial and financial obligations in foreign currencies.

The financial risk management policies of Telecom are directed towards diversifying the acquisition of goods and services in the functional currency and using selected DFI to mitigate long-term positions in foreign currency.

The appreciation of the US dollar against the Argentine peso in recent years has had and continues to have a negative impact on the payment and revaluation of debts denominated in foreign currency and may have a negative effect on our financial position and results of operations. This impact negatively affects the Company since we depend mainly on the domestic market with revenues usually collected in Argentine pesos.

Although in 2024 the Argentine peso continued to depreciate against the US dollar, with an annual devaluation of 27.7% per year, it should be noted that the rate of devaluation was lower than inflation of the Argentine peso (which amounted to 117.8%).

As a result of the increased volatility of the Argentine peso over the past few years, the Central Bank of Argentina (BCRA) has implemented various measures to stabilize its value, including, among others, exchange restrictions for access to the Argentine Single and Free Exchange Market (MULC, for its Spanish acronym), which led to an increase in overdue commercial debts as of December 31, 2023.

Due to rising commercial debts, the BCRA offered bonds denominated in US dollars (BOPREAL, for its Spanish acronym), which could only be subscribed by importers with overdue debts for goods that had cleared customs and/or services that had been effectively rendered up until December 12, 2023. It is noteworthy that during January and February 2024, the Company and certain subsidiaries acquired BOPREAL bonds and used them to settle the foreign currency commercial debt held by the Company.

Any further depreciation and/or inability of the Company to acquire foreign currency could have an adverse effect on the financial position, the ability to meet obligations denominated in foreign currency, and the possibility to pay dividends or make payments (of principal or interest) on the Company’s borrowings.

Financial assets and liabilities denominated in foreign currencies

Financial assets and liabilities denominated in foreign currencies as of December 31, 2024 and 2023, are the following:

	2024	2023
	In equivalent millions of Argentine pesos
Assets	433,555	475,366
Liabilities	(3,205,208)	(5,981,892)
Liabilities Net	(2,771,653)	(5,506,526)

Sensitivity analysis

As of December 31,2024, which is a not hedged net liability position in foreign currency of US$2,201 million, Management estimates that an increase in the U.S. dollar exchange rate of approximately 20%, would result in a variation of approximately $554,331 million of the consolidated financial position in foreign currency.

As of December 31, 2023, which was a not hedged net liability position in foreign currency of US$2,564 million, Management estimates that an increase in the U.S. dollar exchange rate of approximately 20%, would result in a variation of approximately $1,101,305 million of the consolidated financial position in foreign currency.

Interest rate risk

Within its borrowings structure, Telecom and its subsidiaries have negotiable obligations, bank loans and loans from other financial entities denominated in pesos, dollars, RMB and guaraníes at fixed and variable rates and current account advances denominated in pesos in the short term and at rates renegotiable upon maturity, and are therefore exposed to the risk of interest rate fluctuations, mainly through the fluctuation of the SOF variable rate.

The proportion of fixed-rate and variable-rate borrowings as of December 31, 2024 and 2023 is detailed below:

	2024		2023
	$	%	$	%
Fixed rate	3,173,840	90%	4,254,844	75%
Variable rate	336,346	10%	1,397,256	25%
Total borrowings (*)	3,510,186	100%	5,652,100	100%

(*)includes capital and interest.

The Company manages its exposure to interest rate variation risk, optimizing the type of financing with the aim of improving terms and reducing its financial costs with improvements in interest rates. It also has used different hedging DFIs which convert variable rates into fixed rates. For more information on the DFIs held by the Company, see Note 22.

For more information about borrowings see Note 13.

Sensitivity analysis

As of December 31, 2024, Management believes that any variation of 100 bps in the agreed interest rates would result in $3,363 million gain / loss. As of December 31, 2023, Management believes that any variation of 100 bps in the agreed interest rates would result in $13,973 million gain / loss.

Price Risk

Telecom’s investments in financial assets at fair value through profit or loss are susceptible to the risk of changes in market prices arising from fluctuations in the future value of these assets. The Company conducts an ongoing monitoring of the evolution of these assets’ prices.

As of December 31, 2024 and 2023, the total value of investments with changes in fair value recognized in net income amounted to $15,797 million and $297,094 million, respectively.

Sensitivity Analysis

Management estimates that any 10% variation in the market price would result in $1,580 million and $29,709 million gain / loss as of December 31, 2024 and 2023, respectively.

Credit risk

Credit risk represents Telecom’s exposure to possible losses arising from the failure of commercial or financial counterparts to fulfill their assumed obligations. Such risk stems principally from economic and financial factors that could affect to our debtors.

Credit risk arises from cash and cash equivalents as well as credit exposures to customers, including outstanding receivables and committed transactions.

Telecom’s maximum theoretical exposure to credit risk is represented by the carrying amount of the financial assets and trade receivables, net recorded in the consolidated statement of financial position.

	Cash and cash		Trade	Other	Total as of
Date due	equivalents	Investments	receivables, net	receivables, net	December 31, 2024
Total due	—	—	135,702	1,295	136,997
Total not due	388,241	40,961	225,835	22,945	677,982
Total as of December 31, 2024	388,241	40,961	361,537	24,240	814,979

	Cash and cash		Trade	Other	Total as of
Date due	equivalents	Investments	receivables, net	receivables, net	December 31, 2023
Total due	—	—	215,044	4,027	219,071
Total not due	424,356	329,258	138,519	58,682	950,815
Total as of December 31, 2023	424,356	329,258	353,563	62,709	1,169,886

The accruals to the allowance for doubtful accounts are recorded: (i) for an exact amount on credit positions that present an element of individual risk (bankruptcy, customers under legal proceedings with the Company); and (ii) on credit positions that do not present such characteristics, by customer segment considering the aging of the accounts receivable balances, expected credit losses, customer creditworthiness and changes in the customer payment terms. Total overdue balances not covered by the allowance for doubtful accounts amount to $135,702 million and $215,044 million as of December 31, 2024 and 2023, respectively.

Regarding the credit risk relating to the asset included in the “Net borrowings or asset”, it should be noted that Telecom evaluates the outstanding credit of the counterparty and the levels of investment, based, among others, on their credit rating and the equity size of the counterparty.

In order to minimize credit risk, Telecom also pursues a diversification policy for its investments of liquidity with leading high-credit-quality banking and financial institutions and generally for short-term periods. Consequently, there are no significant positions with any one single counterpart.

Telecom serves a wide range of customers, including residential customers, businesses and governmental agencies. As such, Telecom’s account receivables are not subject to significant concentration of credit risk.

Liquidity risk

Liquidity risk represents the risk that Telecom and its subsidiaries have no funds to accomplish its obligations of any nature (labor, commercial, fiscal and financial, among others).

Telecom has an excellent credit rating and has several financing sources and several offers from first-class institutions to diversify its current funding structure, which includes accessing to capital market and obtaining competitive bank loans in what relates to terms and financial costs, in all cases, both at the domestic and international level, with the objective of covering its investments, operative working capital, and other corporative expenses and refinancing part of its borrowings. For further information on bank loans agreements, bank loans payments and bank loans restructured, see Note 13.

The Company’s management evaluates the national and international macroeconomic context (including regulatory restrictions and foreign exchange restrictions) to take advantage of market opportunities to presser the financial health for the benefit of its investors.

The table below contains a breakdown of financial liabilities into relevant maturity groups based on the remaining period at the date of the consolidated statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Trade		Leases	Other	Total as of
Maturity Date	payables	Borrowings	liabilities	liabilities	December 31, 2024
Due	28,055	—	—	—	28,055
January 2025 thru December 2025	514,312	1,311,431	94,803	17,281	1,937,827
January 2026 thru December 2026	14,238	815,817	61,822	4,093	895,970
January 2027 thru December 2027	5,638	457,653	47,070	—	510,361
January 2028 and thereafter	219	1,565,363	93,403	—	1,658,985
	562,462	4,150,264	297,098	21,374	5,031,198

	Trade		Leases	Other	Total as of
Maturity Date	payables	Borrowings	liabilities	liabilities	December 31, 2023
Due	317,117	—	—	—	317,117
January 2024 thru December 2024	630,678	1,557,039	83,759	28,625	2,300,101
January 2025 thru December 2025	1,294	1,887,227	66,287	6,642	1,961,450
January 2026 thru December 2026	390	1,742,225	34,748	6,157	1,783,520
January 2027 and thereafter	743	1,033,174	75,868	909	1,110,694
	950,222	6,219,665	260,662	42,333	7,472,882

On the other hand, it should be noted that, Telecom and its subsidiaries have a typical working capital structure corresponding to a company with intensive capital that obtains spontaneous financing from its suppliers (especially PP&E) for longer terms than those it provides to its customers.

The Management uses the metrics a) working capital and b) liquidity rate to measure its short-term financial health and operational efficiency and assessing the Company’s ability to manage its liquidity and sustain their operational activities.

Working capital and liquidity risk as of December 31, 2024 and 2023 are detailed below:

	2024	2023	Variation
Trade receivables	361,010	352,894	8,116
Other receivables	54,586	86,292	(31,706)
Inventories	73,721	83,741	(10,020)
Current liabilities (not considering borrowings)	(1,080,218)	(1,442,832)	362,614
Negative operative working capital	(590,901)	(919,905)	329,004
Over revenues	11.71%	16.82%

Cash and cash equivalents	388,241	424,356	(36,115)
Other receivables	—	4,115	(4,115)
Investments	40,961	329,258	(288,297)
Current borrowings	(1,308,379)	(1,496,584)	188,205
Net Current financial (liability) asset	(879,177)	(738,855)	(140,322)

Assets classified as held for sale	2,153	—	2,153

Negative working capital (current assets – current liabilities)	(1,467,925)	(1,658,760)	190,835
Liquidity rate	0.38	0.44	(0.06)

During 2024, Telecom obtained funds from the financial market to refinance part of its borrowings in order to optimize its term, rate and structure, see Note 13 for more information. Telecom will continue with its strategy of refinancing its borrowings in order to extend the contractual terms, as well as to obtain lower financing costs, with the aim of being able to cover its negative working capital.

Capital management

The primary objective of Telecom’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholder value.

Telecom manages its capital structure and makes adjustments considering the business evolution and changes in the macroeconomic conditions.

To maintain or adjust the capital structure, the company may adjust the dividend payment to shareholders and the level of indebtedness.

The Company does not have to comply with regulatory capital adequacy requirements.

The issues related to financial debt ratios see Note 13.